Innovative Therapeutics for Immune-Mediated Diseases CORPORATE OVERVIEW May 2026 Nasdaq: ALDX © Aldeyra Therapeutics, Inc. 2026 Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, statements regarding Aldeyra's future expectations, plans and prospects, including, without limitation, statements regarding: Aldeyra’ cash runway; the outcome and expected timing and results of ongoing or planned clinical trials; FDA agreement with the clinical development and regulatory plan for reproxalap; the outcome and expected timing and results of the clinical development and regulatory plan; the outcome and timing of potential FDA discussions and/or meetings, including Type A meetings; the outcome and timing of the FDA’s acceptance, review, or approval of a potential NDA resubmission for reproxalap and the adequacy of the data included in such potential NDA resubmission or the supplemental responses to the FDA; the potential for and timing of regulatory approval and commencement of commercialization of reproxalap; Aldeyra's expectations regarding the exercise of the AbbVie option; the potential profile and benefit of reproxalap in dry eye disease and allergic conjunctivitis and its other product candidates in the indications for which they are developed; the outcome and timing of any clinical trials with ADX-2191; the outcome and timing of the FDA’s acceptance, review, or approval of a potential NDA resubmission for ADX-2191 and the adequacy of the data expected to be included in such potential resubmitted NDA; the goals, opportunity and potential for reproxalap and its other product candidates; anticipated clinical or regulatory milestones for ADX-2191, ADX-248, and ADX-246, including expectations regarding the results of scheduled FDA meetings and discussions, clinical trial initiations and completions, and the timing and nature of NDA or other submissions to the FDA; Aldeyra's business, research, development and regulatory plans or expectations; political, economic, legal, social and health risks that may affect Aldeyra’s business or the global economy; the structure, timing and success of Aldeyra’s planned or pending clinical trials; and expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier preclinical or clinical trials may not be predictive of future results. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” "could," “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “on track,” “scheduled,” “target,” “design,” “estimate,” “predict,” “contemplates,” “likely,” “potential,” “continue,” “ongoing,” “aim,” “plan,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development of, and clinical and regulatory plans or expectations for Aldeyra’s investigational new drugs (including reproxalap, ADX-2191, ADX-248, and ADX-246), and systems-based approaches, later developments with the FDA that may be inconsistent with Aldeyra’s expectations and beliefs, including the risk that the results from earlier clinical trials, portions of clinical trials, or pooled clinical data may not accurately predict results of subsequent trials or the remainder of a clinical trial for the same or different indications, inconsistent expectations regarding FDA acceptance and review of the company’s filings and submitted data sets, and Aldeyra’s continuing or post-hoc review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission (SEC). All of Aldeyra's development plans and timelines may be subject to adjustment depending on funding, recruitment rate, regulatory review, which regulatory review timeline may be flexible and subject to change based on the regulator's workload and other potential review issues, preclinical and clinical results, regulatory developments in the United States and other countries, and other factors any of which could result in changes to Aldeyra’s development plans and programs or delay the initiation, enrolment, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Other than explicitly noted, the information in this presentation is provided only as of May 1, 2026, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. Exhibit 99.1

ALDEYRA’S MISSION is to discover innovative therapies that improve the lives of patients who suffer from immune-mediated diseases. OUR APPROACH is to develop pharmaceuticals that modulate protein systems, instead of directly inhibiting or activating single protein targets, with the goal of optimizing multiple pathways at once while minimizing toxicity.  Exhibit 99.1

PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA REVIEW† RASP Platform for Immune-Mediated Diseases Reproxalap  Topical ocular administration Dry Eye Disease Dry Eye Disease Allergic Conjunctivitis Allergic Conjunctivitis ADX-248 Oral administration Atopic Dermatitis Sjögren-Larsson Syndrome**  Obesity/Hypertryglyceridemia Moderate Alcohol-Associated Hepatitis CNS/Neuroinflammatory Disease ADX-246 Intravitreal injection Dry Age-Related Macular Degeneration/ Geographic Atrophy Sjögren-Larsson Syndrome**  Vitreous Methotrexate Platform for Rare Retinal Inflammatory Diseases ADX-2191 Intravitreal injection Primary Vitreoretinal Lymphoma (U.S. FDA Orphan Drug Designation) Proliferative Vitreoretinopathy (U.S. FDA Orphan Drug and Fast Track Designation) Retinitis Pigmentosa (U.S. FDA Orphan Drug Designation) Proliferative Vitreoretinopathy (U.S. FDA Orphan Drug and Fast Track Designation) Aldeyra Is a Well-Capitalized Biotechnology Company with a Broad Immunology Pipeline †Regulatory review timelines are flexible and subject to change based on the regulator's workload and other potential review issues. ‡Company guidance as of March 17, 2026; includes continued early and late-stage development of our product candidates in immune-mediated diseases. Guidance has not been updated or confirmed since March 17, 2026 and does not include any potential licensing or product revenue associated with reproxalap. CNS=central nervous system, NDA=New Drug Application Option Agreement As of 12/31/2026, cash, cash equivalents, and marketable securities were $70.0M, which Aldeyra believes will be sufficient to fund the Company into 2028.‡  Exhibit 99.1

Modulating RASP – A First-in-Class, Systems-Based Therapeutic Approach Exhibit 99.1

RASP are formed by oxidation of alcohols and other metabolic processes. RASP bind thiol (Michael addition) and amine (Schiff base) residues on proteins, leading to conformational and functional changes in certain proteins that initiate pro-inflammatory signaling cascades. RASP are also precursors of lipids and may contribute to obesity and dyslipidemia. RASP=reactive aldehyde species RASP Represent a Novel, Potentially Broadly Applicable Pharmaceutical Target that Modulates Many Proteins at Once Receptor / Kinase Modification Scavenger Receptor A Binding Protein Signaling via Binding to Thiols and Amines Inflammasome, NF-kB Activation, Cytokine Release Autoantibody Formation Lipid Synthesis RASP Exhibit 99.1

RASP Modulation Represents a Novel Pharmacology RASP=reactive aldehyde species Traditional pharmacology targets specific proteins and is generally limited to two actions: on or off. . Activating or inhibiting specific proteins on a sustained basis, which rarely occurs in nature, may lead to toxicity and could limit activity. RASP modulation may allow for control of protein systems, without turning any single protein on or off. Systems-based pharmacology could potentially lead to broader-based activity with less toxicity associated with activation or inhibition of specific proteins. vs. Exhibit 99.1

The Immune-Modulating Activity of Lead RASP Modulator Reproxalap is Supported by Peer-Reviewed Publications  Topical ocular reproxalap is an investigational drug candidate that has not been approved by the FDA; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials. FDA=U.S. Food & Drug Administration The Phase 3 INVIGORATE Trial of Reproxalap in Patients with Seasonal Allergic Conjunctivitis CLINICAL TRIAL REPORT Ophthalmology and Therapy Exhibit 99.1

ADX-629, a Signal-Finding Orally Administered RASP Modulator, Consistently Demonstrated Activity in Phase 2 Clinical Trials   ADX-629 is an investigational drug candidate. RASP=reactive aldehyde species, SEM=standard error of the mean Hepatic Inflammation: Alcohol-Associated Hepatitis Autoimmune Disease: Atopic Dermatitis Autoimmune Disease: Psoriasis Idiopathic Inflammation: Chronic Cough Exhibit 99.1

Statistically Significant Changes Observed in Lipid Profiles in Multiple Clinical Trials with RASP Modulator ADX-629 ADX-629 is an investigational drug candidate. AUC=area under the curve, FFA=free fatty acids, HDL=high-density lipoprotein, LDL=low-density lipoprotein, mM=millimolar, SE=linear model standard error, RASP=reactive aldehyde species, SEM=standard error of the mean Phase 2 Chronic Cough Clinical Trial Phase 1 Clinical Trial Phase 2 Psoriasis Clinical Trial Phase 2 Alcohol-Associated Hepatitis Clinical Trial P=0.005 P=0.036 P=0.0004 HDL (mg/dL AUC ± SE) LDL/HDL ratio (AUC ± SE) FFA (mM AUC ± SE) Exhibit 99.1

Exhibit 99.1
11

By Binding HNE, a Pro-Inflammatory RASP, ADX-248 Potentially Represents a New Orally Administered Therapy for the Treatment of Immune-Mediated Disease

ADX-248 Binding to Pro-Inflammatory RASP HNE (HNE absorbance units)


9
6
3
0
0
60
120
180
240
300
360
Minutes

Cytokine Reduction vs. Vehicle Control in LPS-Challenged Mice


IL-1β
IL-3
IL-5
IL-6
IL-15
IL-17
0%
-20%
-40%
-60%
-80%
-100%
**
*
**
**
**
*
*P<0.05, **P<0.01

Epidermal Erosion Score (0-5) + SEM in Oxazolone Mouse Model of Atopic Dermatitis


P=0.009
2.0
1.5
1.0
0.5
0.0
Vehicle
ADX-248

ADX-248 is an investigational drug candidate. HNE=4-hydroxynonenal, LPS=lipopolysaccharide, RASP=reactive aldehyde species, SEM=standard error of the mean aldeyra

Exhibit 99.1
12

ADX-248 Increased Brain Dopamine and Improved Motor Function in a Preclinical Parkinson's Disease Model

MPTP Mouse Parkinson's Disease Model

ADX-248 *In Vitro* Binding Neurotoxic RASP DOPAL (DOPAL absorbance units)


200
150
100
50
0
0
100
200
300
400
Minutes

Brain Dopamine vs. Vehicle (ng dopamine / mg protein ± SE)


1.5
1
0.5
0
-0.5
-1
P=0.001
P=0.05
1
2
3
3
10
20
ADX-248 Dose (PO mg/kg)

Rotarod Performance vs. Vehicle (time to fall, seconds ± SE)


P=0.004
40
30
20
10
0
3
10
20
ADX-248 Dose (PO mg/kg)

ADX-248 is an investigational drug candidate. DOPAL=3, 4-dihydroxyphenylacetaldehyde, MPTP=1-methyl-4-phenyl-1,2,3,6-tetrahydropyridine, SE= mixed model for repeated measures standard error, PO=oral administration aldeyra

Exhibit 99.1
13

By Binding the RASP Retinaldehyde, ADX-246 Potentially Represents a New Intravitreally Administered Therapy for the Treatment of Dry Age-Related Macular Degeneration (Dry AMD)

ADX-246 Binding to RASP Retinaldehyde (Retinaldehyde absorbance units)


5
4
3
2
1
0
0
60
120
180
240
300
360
Minutes

Reduction in Toxic Retinaldehyde Metabolite A2E (retinal picomoles + SEM) in *Abcr* Knockout Mouse (Model of Dry AMD)


35
30
25
20
15
10
5
0
P=0.04
Vehicle
ADX-246

A2E is related to impairment in low-light vision,† one of the first symptoms of dry AMD.

†J Biol Chem, 297(3):101074, 2021. ADX-246 is an investigational drug candidate. A2E=bis-retinoid N-retinyl-N-retinylidene ethanolamine, RASP=reactive aldehyde species, SEM=standard error of the mean aldeyra

Reproxalap: A Novel RASP Modulator for the Treatment of Dry Eye Disease and Allergic Conjunctivitis Exhibit 99.1

Reproxalap Represents a Novel Potential Therapeutic Approach in Dry Eye Disease with Rapid Activity in Clinical Trials Potential advantages for patients and healthcare providers could effect a paradigm shift relative to standard of care. Dry eye disease afflicts 39 million or more adults in the United States.†  Rapid and sustained symptom improvement Broad symptomatic activity Acute reduction of ocular redness †Company estimates and Am J Ophthalmol. 2014;157(4):799-806.  Topical ocular reproxalap is an investigational drug candidate that has not been approved by the FDA; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials. FDA=U.S. Food & Drug Administration Exhibit 99.1

Aldeyra Received a Complete Response Letter for Reproxalap for the Treatment of Dry Eye Disease The Complete Response Letter stated that “there is a lack of substantial evidence consisting of adequate and well-controlled investigations … that the drug product will have the effect it purports or is represented to have under the conditions of use prescribed, recommended, or suggested in its proposed labeling” and that “the application has failed to demonstrate efficacy in adequate and well controlled studies in the treatment of signs and symptoms of dry eye disease.” The letter also stated that the “inconsistency of study results raises serious concerns about the reliability and meaningfulness of the positive findings” and that the “totality of evidence from the completed clinical trials does not support the effectiveness of the product.” The FDA recommended that the reasons for failure in certain trials be explored, and that populations or certain conditions in which reproxalap may be effective be identified. The FDA did not recommend conducting additional trials or request submission of additional confirmatory evidence. As such, Aldeyra does not currently expect to pursue additional clinical trials. No manufacturing or safety issues were identified in the letter. A Type A meeting to discuss the letter with the FDA is expected to be held in the second quarter of 2026.† †Regulatory review and discussion timelines are flexible and subject to change based on the regulator's workload, governmental shutdown, and other potential review issues. Topical ocular reproxalap is an investigational drug candidate that has not been approved by the FDA; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials NDA=New Drug Application, FDA=U.S. Food & Drug Administration Exhibit 99.1

Exhibit 99.1
17

Aldeyra Believes That the Totality of Evidence Indicates a Clear Pattern of Superiority of Reproxalap over the Vehicle Control

Trial	Endpoint	Reproxalap Improvement vs. Vehicle (%)
012	Symptoms	204%
012	Staining	21%
013	Symptoms	62%
019	Redness	0%
023	Schirmer Test	417%
023	Schirmer Response	113%
024	Redness	63%
024	Symptoms	11%
024	Schirmer Test	37%
027	Redness	34%
027	Schirmer Test	93%
030	Symptoms	66%
031	Symptoms	34%
032	Symptoms	102%


Favors Reproxalap
Primary endpoints for all commercial dosing regimen efficacy trials submitted to the dry eye disease NDA
-1
-0.5
0
0.5
1
Standardized Mean Difference ± 95% CI

Vehicle is the drug product without reproxalap. Trials 012, 013, and 031 were field trials; other trials were single-day exposures (Day 1, Schirmer Test) followed by a dry eye chamber (Day 2, redness and symptoms). Trial 012 reflects the proposed commercial dosing regimen. For the plot, continuous outcomes from the prespecified MMRM differences are standardized by the pooled standard deviation across treatment groups. Schirmer response is analyzed as difference in response rates, standardized using a Bernoulli standard deviation. Treatment comparisons are reproxalap minus vehicle, except Schirmer score, which is vehicle minus reproxalap. The table represents unadjusted mean treatment comparisons as a percentage of vehicle mean. Trials=ADX-102-DED-xxx where xxx is the trial number, Symptoms=patient-reported dryness or discomfort, Staining=nasal fluorescein staining, Redness=investigator-assessed ocular redness, Schirmer=tear production score, Schirmer response=≥10 mm response, CI=confidence interval, MMRM=mixed models for repeated measures, NDA=New Drug Application for reproxalap for the treatment of the signs and symptoms dry eye disease aldeyra

Exhibit 99.1
18

The Majority of Reproxalap Dry Eye Trials Submitted to the Dry Eye Disease NDA Achieved Primary Endpoints Supporting Efficacy

TRIAL	PRIMARY ENDPOINT(S)	P<0.05	FDA POSITION	ALDEYRA POSITION
012	Symptoms Staining	✓	Co-primary not met	Supportive for symptoms
013	Symptoms	✓	Endpoint met	**Endpoint met**
019	Redness		Endpoint not met	Supportive for Schirmer Test (secondary P<0.0001), Schirmer Response (post-hoc P<0.0001)
023	Schirmer Test Schirmer Response	✓ ✓	Methodological issues	**Endpoints met, methodological sensitivity testing supportive of outcome**
024	Redness Symptoms Schirmer Test	✓	Redness endpoint met	Redness endpoint met; Symptoms and Schirmer Test numerically supportive
027	Redness Schirmer Test	✓ ✓	Redness met, Schirmer Test methodological issues	**Both endpoints met, methodological sensitivity testing supportive of outcome for Schirmer Test**
030	Symptoms	✓	Methodological issues	**Endpoint met, methodological sensitivity testing supportive of outcome**
031	Symptoms		Not statistically significant	Results numerically favored symptoms
032	Symptoms	✓	Endpoint met	**Endpoint met**

Five of the nine efficacy trials submitted to the NDA achieved all primary endpoints, and the P values for 9 of 14 endpoints were less than 0.05.

The table presents the primary endpoints from all proposed commercial dosing regimen efficacy trials of reproxalap that were submitted to the dry eye disease NDA. FDA position is Aldeyra's abbreviated interpretation of FDA review. Trials=ADX-102-DED-xxx where xxx is the trial number, Symptoms=patient-reported dryness (Trials 012 and 013) or discomfort (Trials 030, 031,and 032), Staining=nasal region fluorescein staining, Redness=investigator-assessed ocular redness, Schirmer Test=tear production score, Schirmer Response=≥10 mm response, FDA=US Food and Drug Administration, NDA=New Drug Application for reproxalap for the treatment of the signs and symptoms dry eye disease aldeyra

Aldeyra Has Entered into an Exclusive Option Agreement with AbbVie Inc. for License to Develop and Commercialize Reproxalap Option for AbbVie to obtain: Co-exclusive license to develop, manufacture, and commercialize reproxalap in the U.S.  Exclusive license to develop, manufacture, and commercialize outside the U.S. Option terminates on the 10th business day after Aldeyra receives approval from the U.S. FDA of the NDA for reproxalap in dry eye disease Financial terms of license if option exercised: Upfront payment of $100 million less option fees $100 million milestone payment upon U.S. FDA approval in dry eye disease  $200 million in additional regulatory and commercial milestones Profit and loss share (60% for AbbVie / 40% for Aldeyra) from commercialization in U.S. Tiered royalties on net sales outside of U.S.  Key Terms of Reproxalap Option Agreement Topical ocular reproxalap is an investigational drug candidate that has not been approved by the FDA; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials. FDA=U.S. Food & Drug Administration, NDA=New Drug Application Exhibit 99.1

Exhibit 99.1
20

Aldeyra Believes Efficacy Requirements Have Been Met for Potential NDA Submission of Reproxalap for Allergic Conjunctivitis†

Phase 3 INVIGORATE Allergen Chamber Trials
Primary Endpoint of Patient-Reported Ocular Itching

INVIGORATE


Mean Ocular Itching Score (0-4)
2.5
2.0
1.5
1.0
0.5
0.0
Second Dose
Vehicle
Reproxalap
All P values < 0.0001
Primary Endpoint
Assessment Period
for Statistical Significance
of Majority of Time Points
0
50
100
150
200
250
Minutes in Allergen Chamber
First Dose
Prior to Chamber Entry

INVIGORATE-2


Mean Ocular Itching Score (0-4)
2.5
2.0
1.5
1.0
0.5
0.0
Second Dose
Vehicle
Reproxalap
All P values < 0.0001
Primary Endpoint
Assessment Period
for Statistical Significance
of Majority of Time Points
0
50
100
150
200
250
Minutes in Allergen Chamber
First Dose
Prior to Chamber Entry

†NDA submission requirements depend, in part, on regulatory feedback. Topical ocular reproxalap is an investigational drug candidate that has not been approved by the FDA; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials. NDA=New Drug Application aldeyra

ADX-2191: A Platform Approach for the Treatment of Rare Retinal Diseases Exhibit 99.1

ADX-2191 Has the Potential to be the First Approved Drug for Primary Vitreoretinal Lymphoma (PVRL), a Rare but Serious Retinal Cancer A rare, aggressive, high-grade cancer, PVRL arises in the vitreous and retina. Approximately 200-600 new cases of PVRL are diagnosed in the United States per year. Median survival is less than 5 years for newly diagnosed patients. Sources: Aldeyra internal estimates and data on file; Primary Vitreoretinal Lymphoma by D. J. Wilson on AAO EyeWiki; M. Sagoo, Survey of Ophthalmology (2014); Grimm et. al., Annals of Oncology (2007). ADX-2191 (methotrexate injection, USP) is an investigational drug candidate. FDA=U.S. Food & Drug Administration, NDA=New Drug Application No approved treatments are currently available, though compounded intraocular methotrexate injection represents current standard of care. U.S. FDA Orphan Drug Designation has been granted. Special Protocol Assessment agreement has been received from the FDA, and a single trial will be sufficient to support NDA resubmission. Small (top) and large (bottom) subretinal infiltrates in patients with primary vitreoretinal lymphoma Exhibit 99.1

Exhibit 99.1

23

Phase 3 Clinical Trial Design of ADX-2191 in Patients with PVRL

Design

Double-masked, 1:1 randomized, parallel-group, multicenter trial in up to 20 patients with biopsy-proven PVRL

Dosing Regimen

Cohort A: Monthly injections

Cohort B: Twice-weekly injections, followed by weekly injections

Primary Endpoint

Clearance of cancer cells over four weeks

Secondary Endpoints

1. Change in visual acuity over one month
2. Time to cancer cell clearance over 12 weeks


Primary Endpoint Assessment Period
Cohort A: Monthly Intravitreal Injections
On average, 5 injections are required for cancer cell clearance.[†]
Cohort B: Twice-Weekly followed by Weekly Intravitreal Injections
Month 1
Month 2
Month 3

Phase 3 clinical trial initiation expected H1 2026; results expected in 2026[‡]

[†]Br J Haematol, 194: 92–100, 2021; Cancer Sci. 107:1458-1464, 2016. ADX-2191 (methotrexate injection, USP) is an investigational drug candidate.[‡]The clinical trial design may change based on regulatory feedback, and the timing of clinical trials depends, in part, on the availability of clinical research facilities and staffing, the ability to recruit patients, and the number of patients in the trial. ADX-2191 (methotrexate injection, USP) is an investigational drug candidate.

aldeyra

ADX-2191 has the potential to be the first approved drug for retinitis pigmentosa, a clinical group of rare genetic eye diseases. Retinitis pigmentosa refers to a group of inherited retinal diseases characterized by cell death and loss of vision. Retinitis pigmentosa affects more than 1 million people worldwide. Mutations leading to rhodopsin misfolding account for approximately 10% of cases. Preclinical evidence suggests that methotrexate may be active in rhodopsin misfolding mutations by facilitating degradation of mutated rhodopsin. U.S. FDA Orphan Drug Designation has been granted. Preclinical electroretinographic evidence in a P23H rhodopsin mutation mouse model of retinitis pigmentosa suggests that methotrexate improves retinal function. ADX-2191 (methotrexate injection, USP) is an investigational drug candidate. Sources: Aldeyra internal estimates; FASEB J. 2020 Aug;34(8):10146-10167. MTX=methotrexate, PBS=phosphate-buffered saline Exhibit 99.1

In the Phase 2 Retinitis Pigmentosa Clinical Trial of ADX-2191, Retinal Sensitivity Improved from Baseline Phase 2 clinical trial was performed in eight retinitis pigmentosa patients with rhodopsin misfolding mutations: four patients received monthly injections for three months; four patients received twice-monthly injections for three months. Dark adapted chromatic perimetry used to assess sensitivity to green light stimuli. ADX-2191 (methotrexate injection, USP) is an investigational drug candidate. Visual Acuity in Dim Light Dark Adapted Sensitivity to Green Light Exhibit 99.1

Planned Phase 2/3 Clinical Trial of ADX-2191 in Retinitis Pigmentosa  Design Randomized, double-masked, clinical trial Dosing High-dose (400 µg) and low-dose (200 µg) dose administered monthly for 12 months vs sham injections Size 45 retinitis pigmentosa patients with rhodopsin mutations, randomized 1:1:1 High-dose  (400 µg) Low-dose (200 µg) Sham injection Primary Endpoint Peripheral vision sensitivity to green (rod-mediated) light under dark-adapted conditions Other Endpoints Best-corrected and low-light visual acuity, safety †The clinical trial design may change based on regulatory feedback, and the timing of clinical trials depends, in part, on the availability of clinical research facilities and staffing, the ability to recruit patients, and the number of patients in the trial. ADX-2191 (methotrexate injection, USP) is an investigational drug candidate. Clinical trial initiation expected in H1 2026† Exhibit 99.1

Corporate Information Exhibit 99.1

Exhibit 99.1

28

Experienced Management Team and Board of Directors

MANAGEMENT TEAM

Todd Brady, M.D., Ph.D.
President, CEO & Director

DOMAIN ASSOCIATES
PHENOME SCIENCES INC[1] ADERIS PHARMACEUTICALS[2]

Bill Cavanagh
Vice President, Clinical Operations

AVERION[3]
Shire
Dyax[4]

Adam Lazorchak, Ph.D.
Director, Translational Sciences/
Non-clinical Development

EMD SERONO
CURIS
be BIOPHARMA

BOARD OF DIRECTORS

Richard Douglas, Ph.D. Chairman	Former SVP Corporate Development, Genzyme
Ben Bronstein, M.D.	Former CEO, Peptimmune[5]
Chip Clark	CEO, Altido Therapeutics
Marty Joyce	Former CFO, Serono USA
Nancy Miller-Rich	Former SVP BD&L and Commercial Strategy, Merck
Gary Phillips, M.D.	CBO, Anaveon AG
Neal Walker, D.O.	CEO & Chair, Aclaris Therapeutics
Todd Brady, M.D., Ph.D.	CEO, Aldeyra Therapeutics

[1]Acquired by Xanthus/Antisoma. [2]Acquired by Schwarz/UCB. [3]Acquired by Hesperion AG. [4]Acquired by Shire. [5]Acquired by Genzyme.

aldeyra

Dry Eye Disease (Reproxalap) Type A meeting with the FDA is expected to be held in the second quarter of 2026† Atopic Dermatitis (ADX-248) Phase 2 clinical trial initiation expected in H1 2026‡ Obesity/Hypertryglyceridemia (ADX-248) Investigational New Drug application expected to be submitted in 2026 Dry Age-Related Macular Degeneration/Geographic Atrophy (ADX-246) Investigational New Drug application expected to be submitted in 2026 Primary Vitreoretinal Lymphoma (ADX-2191) Phase 3 clinical trial initiation expected in H1 2026‡ Retinitis Pigmentosa (ADX-2191) Phase 2/3 clinical trial initiation expected in H1 2026‡ Clinical and Regulatory Milestones †Regulatory review and discussion timelines are flexible and subject to change based on the regulator’s workload, governmental shutdown, and other potential review issues. ‡The timing of clinical trials depends, in part, on the availability of clinical research facilities and staffing, the ability to recruit patients, and the number of patients in the trial. PDUFA=Prescription Drug User Fee Act Reproxalap ADX-2191 ADX-248 ADX-246 Exhibit 99.1